SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 10, 2006
REMOTE DYNAMICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 301-2000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On February 10, 2006, as a result of Remote Dynamics, Inc.’s (the “Company”) request, after conferring with the Nasdaq Staff, to voluntarily accept the impending delisting of its securities, the Company’s securities were delisted from The Nasdaq Capital Market. After conferring with the Nasdaq Staff, and based upon the Company’s current business plan and forecast, the Company did not believe that it could achieve compliance with the requirements set forth in Marketplace Rule 4310(c)(2)(B) in the time frame required by the Nasdaq Stock Market to maintain the listing of its securities on the Nasdaq Stock Market.
     The Company anticipates that its securities will be traded on the NASD OTC Bulletin Board (“OTCBB”). The OTCBB is a controlled quotation service that offers real-time quotes, last-sale prices and volume information in over-the-counter equities. In accordance with Nasdaq Marketplace Rule 6530, in order for the Company’s securities to be eligible to trade on the OTCBB, the Company’s securities must not be listed on The Nasdaq Stock Market or a registered national securities exchange in the U.S. and the Company must be subject to and current in its filings under Section 13 or 15(d) of the Securities and Exchange Act of 1934.
     On February 15, 2006, SDS Capital Group SPC Ltd. (“SDS”), the sole holder of the Company’s Series B Convertible Preferred Stock (the “Series B Stock”), provided the Company with a waiver letter irrevocably waiving its right to force the Company to redeem its Series B Preferred Convertible Stock pursuant to Article VII of the Certificate of Designation, Preferences and Rights for the Series B Stock based upon the delisting of the Company’s common stock from the Nasdaq SmallCap Market which occurred on February 10, 2006 (the “Waiver Letter”). As per the Waiver Letter, SDS further irrevocably waived its right to demand that the Company pay any penalties to SDS pursuant to that certain Registration Rights Agreement between the Company and SDS dated September 2, 2005 based upon the delisting of the Company’s common stock from the Nasdaq SmallCap Market which occurred on February 10, 2006. A copy of the Waiver Letter is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibit. The following exhibit is filed with this document:

Exhibit No.	Description

99.1	SDS Waiver Letter dated February 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
President, Chief Operating Officer & Secretary

Date: February 16, 2006

Exhibit No.	Description

99.1	SDS Waiver Letter dated February 15, 2006